UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

ING Life Insurance and Annuity Company
--------------------------------------
(Exact name of registrant as specified in its charter)

CONNECTICUT
(State of Incorporation)

333-130827, 333-130833, 333-133157, 333-133158, 333-150147
(Commission File Numbers)

#71-0294708
(IRS Employer Identification Number)
One Orange Way, Windsor, CT	06095-4774
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 860-580-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This filing is made in accordance with Item No. 1.01 of Section 1 of Form 8-K:

Item 1.01

Entry into a Material Definitive Agreement

The material agreements described below to which ING Life Insurance and Annuity Company (the
“Company”) is a party were executed on March 31, 2009 and will be filed as exhibits to the Form
10-Q of the Company for the three month period ending March 31, 2009.

On January 26, 2009, ING Groep N.V. (“ING”) announced it reached an agreement, for itself and on behalf of certain ING affiliates including the Company, with The State of the Netherlands (the
“Dutch State”) on an Illiquid Assets Back-up Facility covering 80% of ING’s Alt-A Residential mortgage backed securities (Alt-A RMBS) (the “ING-Dutch State Transaction”).

The ING-Dutch State Transaction closed on March 31, 2009. Under the terms of the ING-Dutch
State Transaction, a full credit risk transfer to the Dutch State has been realized on 80% of ING’s
Alt-A RMBS owned by ING Bank, FSB and ING affiliates within ING Insurance Americas with a par value of $38.7 billion portfolio, including par value of $1.076 billion of the Alt-A RMBS portfolio owned by the Company. As a result of the risk transfer, the Dutch State will participate in
80% of any results of the ING Alt-A RMBS portfolio. The risk transfer to the Dutch State took place on March 31, 2009 at a discount of 10% of par value of 80% of ING’s Alt-A RMBS as of
January 26, 2009. Each ING company participating in the ING-Dutch State Transaction, including the Company remains the legal owner of 100% of its Alt-A RMBS portfolio and remains exposed to 20% of any results on the portfolio.

In order to implement that portion of the ING-Dutch State Transaction related to the Alt-A RMBS owned by the Company, the Company entered into a participation agreement dated as of March 31,
2009 by and among itself and its affiliates, ING and ING Support Holding B.V. (“ING Support
Holding”) (the “Participation Agreement”) pursuant to which the Company conveyed to ING
Support Holding an undivided 80% participation interest in its Alt-a RMBS portfolio and agreed to pay a periodic transaction fee. As consideration for the participation interest conveyed under the
Participation Agreement, ING Support Holding assigned to the Company, pursuant to the Deed of
Assignment of Receivables among ING Support Holding, the Company, the Dutch State and
Stichting Derdengelden ING Support Holding as the Collection Foundation, the right of ING
Support Holding to receive payments from the Dutch State under that certain Illiquid Assets Back-
Up Facility Agreement dated March 31, 2009 between ING, ING Support Holding and the Dutch
State related to the Company’s Alt-A RMBS portfolio (the “Company Facility Agreement”).
Pursuant to the Company Facility Agreement, the Dutch State is obligated to pay certain periodic fees and make certain periodic guaranteed value payments with respect to the Company’s Alt-A
RMBS portfolio, and ING Support Holding is obligated to pay a periodic guarantee fee and make periodic payments to the Dutch State equal to the distributions it receives under the Participation
Agreement with respect to the 80% participation interest in the Company’s Alt-A RMBS portfolio.

ING Support Holding is a direct, wholly-owned subsidiary of ING, a global financial services holding company based in The Netherlands. The Company is an indirect, wholly-owned subsidiary of ING. On November 12, 2008, ING issued to the Dutch State non-voting Tier 1 securities for a total consideration of EUR 10 billion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on this 6th day of April 2009 on its behalf by the undersigned hereunto duly authorized.

ING Life Insurance and Annuity Company (Registrant)

/s/Megan Huddleston Megan Huddleston Assistant Secretary